UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2003

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue
Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
Not Applicable.

(b)	Pro Forma Financial Information (unaudited).
Not Applicable.

(c)	Exhibits.
99.1	Perry Ellis International, Inc. Press Release, dated August 28, 2003.

Item 9.	Regulation FD Disclosure (and Information Furnished Under Item 12. Disclosure of Results of Operations and Financial Condition).

On August 28, 2003, Perry Ellis International, Inc. issued a press release to correct the information disclosed on its August 27, 2003 press release. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with the interim procedural guidance in SEC Release No. 33-8216 and No. 34-47583, the information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto and incorporated herein by reference, is concurrently hereby intended to be furnished pursuant to Item 9. “Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition,” under Item 9 of Form 8-K. As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2003	PERRY ELLIS INTERNATIONAL, INC. By: /s/ Rosemary B. Trudeau Name: Rosemary B. Trudeau Title: VP Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Perry Ellis International, Inc. Press Release, dated August 28, 2003